Vessels, Net	12 Months Ended
Dec. 31, 2012
Vessels Net [Abstract]
Vessels, Net

5. Vessels, Net

	Vessel	Accumulated	Net Book
	Cost	Depreciation	Value
Balance January 1, 2011	$800,368,624	$(105,220,397)	$695,148,227
Vessel acquisitions	53,074,242	-	53,074,242
Impairment loss	(366,233,564)	88,906,416	(277,327,148)
Sale of Vessel	(181,616,787)	11,790,621	(169,826,166)
Depreciation for the period	-	(32,460,792)	(32,460,792)
Balance December 31, 2011	$305,592,515	$(36,984,152)	$268,608,363
Newbuilding deliveries	46,019,408	-	46,019,408
Depreciation for the period	-	(16,251,331)	(16,251,331)
Balance December 31, 2012	$351,611,923	$(53,235,483)	$298,376,440

All Company’s vessels were first-priority mortgaged as collateral to the loans and credit facilities and related interest rate swaps outstanding as at December 31, 2012.

On January 22, 2011, Allseas entered into an agreement to acquire the CMA CGM Kingfish, a 5,095-TEU 2007-built containership, from CMA CGM for $52,500,000. Allseas nominated a Company’s vessel owning subsidiary as the actual buyer of CMA CGM Kingfish and, on March 16, 2011, the Company’s Board of Directors approved the respective acquisition. The vessel was delivered to the Company on April 29, 2011.

Upon the closing of the IPO of Box Ships, the Company entered into the following transactions.

1.On April 19, 2011, the Company entered into Memoranda of Agreement for the sale of the containerships Box Voyager and Box Trader to Box Ships, for a total consideration of $95,016,975, which consisted of 2,266,600 shares of Box Ships’ common stock, valued at $11.375 per share, and $69,234,400 in cash. The sale was completed on April 29, 2011, with the delivery of the vessels to Box Ships. As a result of the consideration received by the Company, being based on the price of Box Ships’ common stock on the delivery date of the vessels, a loss of $8,832,206 was incurred.

2.On April 19, 2011, the Company entered into a Memorandum of Agreement for the sale of the containership CMA CGM Kingfish to Box Ships, for a total consideration of $47,585,836, which consisted of 1,170,900 shares of Box Ships’ common stock, valued at $10.095 per share, and $35,765,600 in cash. The Company completed the sale and delivery of the vessel to Box Ships on May 19, 2011. As a result of the consideration received by the Company, being based on the price of Box Ships’ common stock on the delivery date of the vessel, a loss of $5,964,265 was incurred.

An impairment loss of $5,740,000 arose due to the Company’s intention to sell the M/V Crystal Seas in June 2011. On October 13, 2011, the Company entered into a Memorandum of Agreement for the sale of M/V Crystal Seas to an unaffiliated third party for $14,000,000, less 3% commission. The vessel was delivered to her new owners on November 2, 2011, and a loss of $396,233 was incurred.

As of December 31, 2011, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels. The review indicated that such carrying amount was not recoverable for six of the Company’s vessels; the M/V Coral Seas, the M/V Golden Seas, the M/V Diamond Seas, the M/V Pearl Seas, the M/V Sapphire Seas and the M/V Friendly Seas. Therefore, the Company recognized an impairment loss of $271,587,148, which was included in the consolidated statements of comprehensive income / (loss) for the period (refer to Note 11).

On May 4 and on June 18, 2012, the Company took delivery of its first two Handysize drybulk vessels; the M/V Prosperous Seas and the M/V Precious Seas, respectively, while on January 29, 2013, the Company took delivery of its third Handysize drybulk vessel; the M/V Priceless Seas (refer to Notes 4 and 9).